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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 April 30, 2003
                                 --------------
                        (Date of earliest event reported)





                    CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV
             (Exact Name of Registrant as Specified in Its Charter)





         DELAWARE                     333-9371                 38-3304096
(State of Other Jurisdiction    (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                     Identification No.)





24 FRANK LLOYD WRIGHT DRIVE, LOBBY L, 4TH FLOOR, ANN ARBOR, MICHIGAN    48106
             (Address of Principal Executive Offices)                 (Zip Code)






                                 (734) 994-5505
                         (Registrant's Telephone Number)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  The information set forth in Exhibit 99.1 hereto is hereby incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) No financial statements are required to be filed as part of this Form 8-K.

                  (b) No pro forma financial information is required to be filed as part of this Form 8-K.

                  (c)      The following exhibit is filed as part of this Form
                           8-K:

                           99.1 Letter to the limited partners of Captec Franchise Capital Partners L.P. IV, dated April 30, 2003.

FORWARD-LOOKING STATEMENTS

         This Form 8-K contains forward-looking statements, which are any statements other than statements of historical fact. As utilized in this document, words such as "intends," "anticipates," "expects," "will," "could," "estimate" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including statements concerning anticipated future revenues, by their nature involve substantial risks and uncertainties, many of which are beyond the Partnership's control and the Partnership's actual results may differ materially depending on a variety of important factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Partnership disclaims any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required by law.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

By:      GP4 Asset Acquisition, LLC,
         Its Manager

By:      /s/  Patrick L. Beach
         -------------------------
         Patrick L. Beach
         President

Date:    April 30, 2003


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                                  EXHIBIT INDEX

99.1 Letter to the limited partners of Captec Franchise Capital Partners L.P. IV, dated April 30, 2003.